UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2010

CELGENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On August 4, 2010, Celgene Corporation (Celgene) announced that it has received verbal confirmation of early termination of the Hart-Scott-Rodino Act (HSR) 30-day waiting period without the United States Federal Trade Commission (FTC) requesting additional information with regard to Celgene’s pending acquisition of Abraxis Bioscience, Inc. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Celgene anticipates that the transaction will be completed in the third or fourth quarter of 2010.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99.1 — Press Release dated August 4, 2010
This exhibit is furnished pursuant to Item 8.01 and shall not be deemed to be “filed.”
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION
Date: August 4, 2010	By:	/s/ David W. Gryska
		Name:	David W. Gryska
		Title:	Senior Vice President and Chief Financial Officer